SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2001

AVIGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28272 (Commission File No.)	13-3647113 (IRS Employer Identification No.)

1201 Harbor Bay Parkway, Suite 100
Alameda, California 94502
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 748-7150

ITEM 8. CHANGE IN FISCAL YEAR
SIGNATURE

ITEM 8.  CHANGE IN FISCAL YEAR

     On August 14, 2001, the board of directors of Avigen, Inc. (the “Company”) determined to change its fiscal year from June 30th to December 31st. The Company will file a transition report on Form 10-K for the transition period from July 1, 2001 to December 31, 2001.

2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVIGEN, INC

Dated: August 21, 2001	By:	/s/ Thomas J. Paulson

Thomas J. Paulson Vice President, Finance and Chief Financial Officer

3.